Accounts Receivable, net (Tables)	12 Months Ended
Dec. 31, 2015
Accounts Receivable, net
Schedule of allowance for doubtful accounts

	As of December 31,	As of December 31,	As of December 31,
	2013	2014	2015
	RMB	RMB	RMB
Balance at beginning of the year	189,971	280,987	275,526
Allowance made during the year	125,691	71,104	87,219
Recoveries	(34,675)	(55,721)	(91,965)
Amount written off against the allowance	—	(20,844)	(10,960)

Balance at end of the year	280,987	275,526	259,820